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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     January 1, 1997
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                             Iroquois Bancorp, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
          New York                        0-18301            16-1351101
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   (STATE OR OTHER JURISDICTION         (COMMISSION          (IRS EMPLOYER
        OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

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115 Genesee Street, Auburn, New York                                     13021
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


Registrant's telephone number, including area code        315 252-9521
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                                     N.A.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS.

     Effective January 1, 1997, Iroquois Bancorp, Inc. (the "Company") became a bank holding company subject to regulation and supervision under the jurisdiction of the Federal Reserve Board. Prior to that date, as owner of Cayuga Savings Bank ("CSB"), a New York State Chartered savings bank, and The Homestead Savings (FA), a federally chartered savings association, the Company was registered only as a thrift holding company subject to the jurisdiction of the Office of Thrift Supervision.

     The Company was required to become a bank holding company as defined in the Bank Holding Company Act of 1956, as amended, in order to be able to own and operate commercial banking organizations and in connection with a specific transaction in which CSB converted its charter from that of a New York State savings bank to a commercial bank, now called Cayuga Bank. The conversion of the CSB charter involved the establishment by the Company of a de novo bank ("Cayuga Bank") and a merger of CSB with and into Cayuga Bank, with Cayuga Bank as the surviving institution, with its commercial bank charter and all of the assets, liabilities, operations and attributes of CSB (except the authority for savings bank life insurance). CSB did not have any savings bank life insurance portfolio and therefore the transaction had no effect on the financial statements of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

     Not applicable as the reported event did not require any changes to the Company's financial statements.

     (b)  Pro Forma Financial Information.

     Not applicable as the reported event did not require any changes to the Company's financial statements.

     (c)  Exhibits

          The Exhibits to this report include the following:

     Exhibit Number                 Exhibit Description
     ---------------                -------------------

            2 Agreement and Plan of Merger and Charter Conversion dated as of April 25, 1996

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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IROQUOIS BANCORP, INC.

                                          /s/ Marianne R. O'Connnor
Date:  January 8, 1997                 By:__________________________________
                                          Marianne R. O'Connor
                                          Chief Financial Officer & Treasurer

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